Exhibit 99.1

POPE RESOURCES POPE RESOURCES  New York Investor Presentation  October 31, 2007

2  Safe Harbor Safe Harbor  This presentation contains forward-looking statements. These forwardlooking  statements are subject to a number of risks and should not be relied  upon as predictions of future events. Some of the forward-looking statements  can be identified by the use of forward-looking words such as “believes”,  “expects”, “may”, “will”, “should”, “seeks”, “approximately”, “intends”, “plans”,  “estimates”, “projects”, “strategy” or “anticipates” or the negative of those  words or other comparable terminology. Forward-looking statements involve  inherent risks and uncertainties. A number of important factors could cause  actual results to differ materially from those described in the forward-looking  statements. Some of these factors include, but are not limited to: changes in  forestry, land use, environmental, and other governmental regulations; risk of  losses from fires, floods, windstorms, and other natural disasters; risk of loss  from insect infestations or tree diseases; changes in economic conditions and  competition in our domestic and export markets; an unanticipated reduction  in the demand for timber products and/or an unanticipated increase in the  supply of timber products; and other factors described from time to time in  our filings with the Securities and Exchange Co mmission.

3  • Last remaining timber MLP  • Established in 1985 as a spin-off from Pope & Talbot  • 4.7 million units outstanding, with limited public float  – 21% controlled by GP’s and broader “family” ownership  – 25% controlled by Private Capital Management  – Limited other institutional ownership  – Over one-third held by retail investors  • Thinly traded  • Market capitalization and enterprise value of approximately $200 million  • YTD 2007 (thru Q3) revenues of $34 million  • YTD 2007 (thru Q3) net income of $9 million or $1.91/Unit  • YTD 2007 (thru Q3) EBITDDA of $14 million  • Unit distribution increased to $0.40/quarter effective Q3 2007  Pope Resources Overview Pope Resources Overview

4  Pope Resources Ownership Pope Resources Ownership  • General Partners  – Two corporate GP’s own  collectively about 1.5% of Pope  Resources  – Each of GP’s owned 50/50 by  Peter Pope and his cousin,  Emily Andrews  – $150,000/year management fee,  unchanged since spin-off  – Sliding-scale profit-sharing  interest in third-party service  subsidiary  • Limited Partners  – Private Capital Management at  25% (initial stake in 1993)  – “Family” position at 21%  (including GP interest)  – Limited other institutional  ownership  – Over one-third held by retail  investors  Outside Directors  0.6%  Management  2.4%  Private Cap. Mgt.  25.2%  U.S. Trust  4.3%  Other Inst. < 1%  6.0%  All Other  41.0%  GP Ownership  20.5%

5 Business Segments Business Segments  • Fee Timber  – 114,000 acres of timberland in western Washington  – Producing 49 MMBF of annual log harvest volume  – Future growth will be primarily through co-investment with ORM Timber Funds  • Timberland Management & Consulting  – Olympic Resource Management (ORM) subsidiary provides investment  management and third-party timberland management services  – Provide investment management services on 24,000 acres in Washington on  behalf ORM Timber Fund I, a $62 million private equity fund formed in 2005  – Manage 292,000 acres in Oregon for Cascade Timberlands LLC  – ORM has managed 1.5 million acres of timberland in the Western U.S. for  Hancock Timber Resource Group, Pioneer Resources, and Cascade Timberlands  • Real Estate  – 2,500 acres of higher and better use properties in west Puget Sound  – Seeking development entitlements to add value to land  – Primary role is as a master developer, selling lands to o ther developers following  entitlement process

6  Financial Performance Financial Performance – Eleven Eleven-Year Summary Year Summary  Q3  1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007  Revenues:  Fee Timber 19.7 21.0 23.5 21.4 25.0 23.3 22.9 33.6 44.4 35.3 30.6  Timberland Mgmnt & Consulting 8.9 11.7 11.0 9.7 7.3 2.4 1.6 7.8 3.7 1.1  Real Estate 10.4 13.1 15.7 18.2 13.1 1.6 1.7 4.5 4.8 27.3 2.6  Total Revenues 30.1 43.0 50.9 50.6 47.8 32.2 27.0 39.6 57.0 66.3 34.3  Net Income/(Loss) 3.5 8.8 5.1 (6.3) (0.4) 3.3 3.5 10.2 13.7 24.9 9.2  Net Income/(Loss) per Unit 0.78 $ 1.94 $ 1.11 $ (1.38) $ (0.10) $ 0.74 $ 0.78 $ 2.22 $ 2.88 $ 5.23 $ 1.91 $  EBITDDA 6.2 11.9 9.0 (3.0) 10.6 9.3 10.1 18.9 28.4 33.2 13.9  Operating Cash Flow 5.8 9.2 8.3 10.0 11.2 9.0 8.6 17.9 28.9 43.6 12.0  Timberland Harvest (MMBF) 33.2 38.9 42.0 37.3 36.3 45.1 45.0 60.3 74.2 54.5 47.9  Unitholder Distributions per Unit 0.49 $ 0.40 $ 0.40 $ 0.40 $ - $ 0.10 $ 0.24 $ 0.44 $ 0.80 $ 1.06 $ 1.36 $ *  Unit Trading Prices:  High 31.00 $ 32.50 $ 35.00 $ 29.25 $ 24.50 $ 15.50 $ 15.99 $ 25.25 $ 56.85 $ 36.00 $ 50.01 $  Low 17.40 $ 24.06 $ 27.88 $ 19.00 $ 14.00 $ 9.30 $ 7.00 $ 15.00 $ 19.35 $ 30.00 $ 34.25 $  * Projected for full year 2007  (All amounts in $ millions, except per unit data)

7  Investment Grade Balance Sheet Investment Grade Balance Sheet  (in $millions)  30-Sep-07 YE 2006  Assets  Cash & short-term investments 30.9 32.2  Other current assets 11.8 9.0  Properties and equipment, net of depletion/depreciation 137.1 137.1  Other assets 1.5 2.0  Total assets 181.4 180.3  Liabilities & Equity  Current liabilities (excluding current portion of long-term debt) 10.9 13.4  Total debt (current and long-term) 30.8 32.2  Other liabilities 0.3 0.4  Total liabilities 42.0 46.0  Minority interest - ORM Timber Fund I, LP 46.0 46.7  Partners' capital 93.4 87.6  Total liabilities & partners' capital 181.4 180.3

8  Pope Resources Growth Strategy Pope Resources Growth Strategy  • Free cash flow, after debt service and distributions, to be used to  – Co-investment in ORM Timber Funds  – Opportunistically pursue fee (owned) timberland acquisitions  – Where appropriate, invest in real estate projects  • Growth Capital  – No current expectation for secondary offering of Units  • Equity “currency” too cheap to issue new Units  – Debt capacity  • Between $50 and $80 million of incremental debt capacity, depending upon  the value of Units and cash flows  – Near-term growth fueled primarily by organic cash flow generation  • Strive to increase Unit distribution over time  – Current distribution is $1.60/Unit per year, for a yield of 3.7%

9  Fee Timber Strategy Fee Timber Strategy  • Acquisition of Columbia tree farm in 2001 and two smaller acquisitions  in 2004 have filled much of our age-class gap and provided for higher  near-term cash flow (2004-2006)  • Non-declining harvest level of 49 MMBF over next decade, before  gradually increasing to 54 MMBF  • Future fee timber growth will come through co-investment in new ORM  Timber Funds  – Participate in acquisition economies assoc iated with larger transactions  – Facilitate being in the market on a regular basis

10  Productive Acres & Inventory by Age Class (1/1/07) Productive Acres & Inventory by Age Class (1/1/07)  -  2,000  4,000  6,000  8,000  10,000  12,000  14,000  16,000  18,000  clearcut 0-4 5-9 10-14 15-19 20-24 25-29 30-34 35-39 40-44 45-49 50-54 55-59 60-64 65+  Productive Acres by Age Class  0 20  40  60  80  100  120  140  MMBF Inventory by Age Class  Acres MMBF  Total Productive Acres  100,571 Acres  Total  Merchantable  In
ventory  404 MMBF

11  Timberland Management & Consulting Strategy Timberland Management & Consulting Strategy  • Raise capital for investing in timberlands: ORM Timber Fund II  – $100 million of equity capital  – 20% co-investment by Pope Resources and affiliates  – ORMLLC will serve as manager  • Manage timberlands acquired on behalf of ORM Timber Fund I, L.P.  – 24,000 acres acquired for $58 million  – 20% co-investment by Pope Resources and affiliates  – ORMLLC serves as GP  • Manage timberlands for third-party clients  – Full-service management, selected forestry consulting services, workout  specialist  • Managing 292,000 acres on behalf of Cascade Timberlands  – Ancillary benefits accrue to fee timber properties through management  expertise and economies of scale

12  Real Estate Strategy Real Estate Strategy  • Push real estate properties through entitlement and permitting pipeline  to point where sale opportunity is optimal  – Work to partner with communities to help maximize value of property portfolio  • Recognize timing of sales will  be “lumpy”  • Develop future pipeline of  higher-and-better-use (HBU)  properties from current fee  timber portfolio west of  Seattle  • Work to capitalize on  regional infrastructure  improvements, such as the  n ew Tacoma Narrows bridge  and future passenger ferry  service

13  Gig Harbor Project Gig Harbor Project  • Commercial zoning:  – Costco sale closed in 2006  and store opening Nov. 2  – Commercial pad sale closed  Dec 2006 under construction  – 16 acres remaining  • Business park zoning:  – YMCA opened July 2007  – 64 acres remaining  • Residential zoning:  – 170 acres at 4 units/acre  – 30 acres at 8 units/acre  – Estimated total yield of 750  to 900 units, based on  topography  • Road, water
, and sewer  infrastructure largely  completed

14  Bremerton Project Bremerton Project  • Projected consisted  originally of 260 acres  • Following completion of  preliminary plat, 200-  acre residential portion  of property was sold in  2006 for $12 million  • Remaining 60-acre  industrial park under  development in two  phases, with a total of  24 lots

15  Kingston Project Kingston Project  • Sale of 426 acre  heritage park to  county in 2004  • Option to expand  park by 369 acres  • 305 acres located 1  mile from Kingston  ferry terminal  incorporated into  urban growth area  • 765 residential lots  entitled  • Preliminary plat for  first phase of  construction to be  submitted by yearend  2007

16  Port Gamble Project Port Gamble Project  • Port Gamble historic mill  town is a many-faceted,  long-term project which is  part of broader north Kitsap  strategy impacting 8,000  acres of our o wnership  • Planning currently for  development of former mill  site and remaining portion  of town site  • Working to incorporate  elements of surrounding  timberlands into long-term  plan

17

18

19  Recent Trends in POPEZ Trading Activity Recent Trends in POPEZ Trading Activity  • Improved liquidity  – Increased trading volume during the past three years, spurred on originally by  investment newsletter article in early 2005  – Much more market maker interest and tighter bid-ask spreads  – Average trade size has declined to under 200 units from over 500 in the  preceding four years  • Four large 2007 timberland transactions* concentrated in Washington  and Oregon continued to fuel interest in the asset class and in our Units  – Longview Fibre (587,000 acres) acquired by Brookfield Asset Management for  $2.15 billion (est. timberland value of $3,155/acre)  – Menasha (138,000 acres) acquired by The Campbell Group for $550 million  (est. timberland value of $3,985/acre)  – Ohio STRS portfolio (430,000 acres) acquired by The Campbell Group for $780  million (est. western timberland value of $4,000/acre)  – MassPRIM portfolio (185,000 acres) to be acquired by Sierra Pacific and  Rosboro for $660 m illion (est. timberland value of $3,565/acre)  *RISI Timberland Markets Report, internal estimates

20  $30  $35  $40  $45  $50  1/3/06  2/3/06  3/3/06  4/3/06  5/3/06  6/3/06  7/3/06  8/3/06  9/3/06  10/3/06  11/3/06  12/3/06  1/3/07  2/3/07  3/3/07  4/3/07  5/3/07  6/3/07  7/3/07  8/3/07  9/3/07  10/3/07  Unit Price  - 10  20  30  40  50  60  Daily Volume (000)  Left Axis:  Blue line - Daily closing price  Red vertical lines - Daily high/low range  Right Axis:  Black vertical lines - Daily volume  POPEZ Trading Activity (Jan. 2006 t
o present) POPEZ Trading Activity (Jan. 2006 to present)

21 POPEZ Trading Activity (Jan. 2006 to present) POPEZ Trading Activity  (Jan. 2006 to present)  $30  $35  $40  $45  $50  1/3/06  2/3/06  3/3/06  4/3/06  5/3/06  6/3/06  7/3/06  8/3/06  9/3/06  10/3/06  11/3/06  12/3/06  1/3/07  2/3/07  3/3/07  4/3/07  5/3/07  6/3/07  7/3/07  8/3/07
9/3/07  10/3/07  Unit Price  - 1,000  2,000  3,000  4,000  5,000  6,000  7,000  8,000  Daily Volume  Daily closing  price  60 trading-day  moving average  of dail
y price  60 trading-day moving  average of daily  volume (right axis)

22  -  200,000  400,000  600,000  800,000  1,000,000  1,200,000  1,400,000  2000 2001 2002 2003 2004 2005 2006 '07 YTD  Trading Volume  - 1,000  2,000  3,000  4,000  5,000  6,000  Non-Block Trades  Annual Non-Block  Trading Volume  (left axis)  Number of  Non-Block  Trades (right axis)  Pope Resources Non Pope Resources Non-Block Trading Volume Block Trading Volume

23  Where We Still Trail Our Peers Where We Still Trail Our Peers  • While Unit price has stabilized above $40, we still trail our peers in  other key valuation measures tied to cash flow  – Ratio of Unit price to cash flow generated still trails all our peers  – Ratio of enterprise value (market capitalization plus total debt and timber  fund minority interest, less cash) to EBITDDA also trails all our peers  • Closing these gaps in our trading multiples has the potential to yield  si gnificant upside in the value of our Units given how much cash we are  generating

24  -  2 4 6 8  10  12  14  16  18  20  99.4 00.1 00.2 00.3 00.4 01.1 01.2 01.3 01.4 02.1 02.2 02.3 02.4 03.1 03.2 03.3 03.4 04.1 04.2 04.3 04.4 05.1 05.2 05.3 05.4 06.1 06.2 06.3 06.4  Ratio of Stock Price to Cash Flow per Share  Plum Creek Deltic Rayonier Pope Resources  Pope Resources asset impairment charges reversed  * “Trailing Cash Flow” defined as EBITDDA for POPE
Z and as either EBITDDA or cash flow from operations for other 3 firms.  Unit Price as Multiple of Trailing Cash Flows* Unit Price as Multiple of Trailing Cash Flows*

25  Enterprise Value to EBITDDA Multiples Enterprise V
alue to EBITDDA Multiples  -  5  10  15  20  25  2000 2001 2002 2003 2004 2005 2006  EV to EBITDDA Multiple  Plum Creek  Deltic  Rayonier  Pope Resources

26  Reasons for Gap in Public Market Valuation Reasons for Gap in Public Market Valuation  • Small size  – Peer companies substantially larger from enterprise value standpoint  (Deltic 3.6x, Rayonier 17.5x, Plum Creek 43x larger as of year-end 2006)  • Very low liquidity  – Limited float with roughly half the Units essentially not traded  • Timber has never been efficiently valued in public markets  – Markets do not account for varied age-class structures  • Real estate portfolio creating “lumpy” cash flows that are discounted by  the market  • Difficulty of describing real estate portfolio  – Breadth of project type within portfolio adds to challenge  • MLP structure limits potential investor pool

27  Pope Resources Pope Resources - Summary of Investment Opportunity Summary of Investment Opportunity  • Still a deep discount to NAV in spite of recent rise in Unit price  – Imputed value of all lands (fee timber, ORM Timber Fund I, and real estate  portfolio), based on enterprise value, is approximately $1,770 per acre  • Below comparable timberland values  • Ignores incremental value of real estate portfolio that is well poised to  capture values associated with rising west Puget Sound population  • Highly tax-efficient vehicle for investing in timberland asset class  – Efficient flow-through tax treatment  – Competitive distribution yield relative to timber REITs  – Compelling diversification benefits of timberland asset class  • Adding value through use of free cash flow  – Co-investment in ORM Timber Funds  – Opportunistic acquisitions adjacent to real estate projects  – Increases in distribution level over past six years  • Improved alignment with increase
d insider ownership in past few years  • Favorable liquidity trends and overall investment performance

28  Peer Company Dividend Yields Peer Company Dividend Yields – September 2007 September 2007  0%  1%  2%  3%  4%  5%  6%  7%  TimberWest  Potlatch  Rayonier  Pope Resources  Plum Creek  Louisiana P  acific  Weyerhaeuser  International Paper  Temple Inland  St. Joe  Deltic  Dividend Yield

29  Total Total Unitholder Unitholder Return Return  (Value of $10,000 invested at spin (Value of $10,000 invested at spin-off, assuming re off, assuming re-investment of after investment of after-tax distributions) tax distributions)  $-  $50  $100  $150  $200  $250  $300  85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06  Value ($000)  Compound Annual Growth Rates:  Pre-tax After-tax  Pope Res. 16.7% 16
.5%  S&P 500 12.2% 11.5%  Spread 4.5% 5.0%

POPE RESOURCES POPE RESOURCES